American Century Government Income Trust
Statement of Additional Information Supplement

Capital Preservation Fund ¡ Ginnie Mae Fund
Government Bond Fund ¡ Inflation-Adjusted Bond Fund
Short-Term Government Fund

Supplement dated April 21, 2009 ¡ Statement of Additional Information dated August 1, 2008

The following is added to the Investment Strategies and Risks section of the SAI:

Foreign Securities

Inflation-Adjusted Bond may invest in U.S. dollar-denominated securities of foreign issuers, including foreign governments and corporations, when these securities meet its standards of selection. Securities of foreign issuers may or may not be inflation-linked, and may trade in U.S. or foreign securities markets.

Investments in securities of foreign issuers may present certain risks, including:

Political and Economic Risk – The economies of the countries in which the fund invests may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation and limitations on the removal of funds or other assets also could adversely affect the value of investments. Further, the fund may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

Regulatory Risk – Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the fund may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

American Century Investment Services, Inc., Distributor
©2009 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-65496 0904